UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2008
CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Suite 3000,
Southfield, Michigan		48034-8339

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 248-353-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K originally filed on March 21, 2008. The Letter to Shareholders, dated March 21, 2008, and included as Exhibit 99.1 to the original Form 8-K, has been amended to include an exhibit that reconciles non-GAAP measures to GAAP. Except for the addition of the exhibit and conforming changes to the Letter to Shareholders, there are no other amendments being made to the original 8-K.
Item 7.01. Regulation FD Disclosure.
Credit Acceptance Corporation is furnishing materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.
The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Letter to Shareholders, dated March 21, 2008, added to website on March 21, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

By:	/s/ Kenneth S. Booth Kenneth S. Booth
Chief Financial Officer
April 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Shareholders, dated March 21, 2008, added to website on March 21, 2008.